iAnthus Announces Appointment of Jason Ware as CFO

NEW YORK, NY and TORONTO, ON – April 29, 2026 – iAnthus Capital Holdings, Inc. (“iAnthus” or the “Company”) (CSE: IAN, OTCID: ITHUF), which owns, operates and partners with regulated cannabis operations across the United States, is pleased to announce the appointment of Jason Ware as Chief Financial Officer, effective immediately.

“We are thrilled to welcome Jason to iAnthus as we continue to strengthen our foundation, improve performance, and position the company for long-term growth,” said Richard Proud, CEO of the Company. “Jason brings the discipline, operational mindset, and leadership experience to help drive our next phase. I am confident he will be a strong partner to me, our leadership team, and our Board of Directors.”

Jason brings more than twenty years of finance leadership experience across public companies and high-growth consumer brands, including Genesco, Nutrafol, Victoria’s Secret and L Brands, with deep expertise in financial planning and analysis, capital allocation, strategic planning, and investor relations.

“I am excited to join iAnthus at this moment in the Company’s evolution,” said Jason Ware. “The Company has built a strong foundation – premium brands, multi-state operations, and real market positions. I look forward to partnering with Richie and the team to drive operational performance, sharpen our capital strategy, and unlock the full value of the iAnthus platform.”

Immediately prior to the appointment of Jason as Chief Financial Officer, Justin Vu resigned as Chief Financial Officer of the Company as well as all positions with the Company’s subsidiaries and affiliates. Mr. Vu has served as the Company’s Chief Financial Officer since January 6, 2025, previously serving as the Company’s Interim Chief Financial Officer since April 5, 2024 and Senior Vice President of Finance since early 2023. Mr. Vu will continue to serve the Company in a consulting role for a period of up to six weeks following Mr. Vu’s resignation.

“On behalf of the Company, we would like to thank Justin for his contributions and commitment to iAnthus since 2023. He has been a valuable member of the Executive Team, and we wish him the best in all his future endeavors,” said Richard Proud, CEO of iAnthus.

About iAnthus

iAnthus is a vertically integrated cannabis company on a mission to build premium brands through a network of cultivation, production, and retail operations across the United States. Backed by a leadership team with deep expertise in cultivation, operations, and capital markets, the company strategically leverages acquisition-driven growth and access to capital to create long-term competitive advantage. iAnthus’ brand portfolio includes: MPX, Anthologie, Black Label, Cheetah, Frūtful, Last Resort, Moodz, Sunshine State, and The Vault. For more information, visit www.iAnthus.com.

Forward Looking Statements

Statements in this news release may contain forward-looking statements. These forward-looking statements are made on the basis of the current beliefs, expectations and assumptions of management, are not guarantees of performance and are subject to significant risks and uncertainty. These forward-looking statements should, therefore, be considered in light of various important factors, including those set forth in the Company's reports that it files from time to time with the Securities and Exchange Commission (“SEC”) and the Canadian securities regulators which you should review including, but not limited to, the Company's Annual Report on Form 10-K filed with the SEC. When used in this news release, words such as “will,” “could,” “plan,” “estimate,” “expect,” “intend,” “may,” “potential,” “believe, “should” and similar expressions, are forward-looking statements. Forward-looking statements may include, without limitation, statements relating to the Company's financial performance, business development and results of operations, and changes to the composition of the Company’s management.

These forward-looking statements should not be relied upon as predictions of future events, and the Company cannot assure you that the events or circumstances discussed or reflected in these statements will be achieved or will occur. If such forward-looking statements prove to be inaccurate, the inaccuracy may be material. You should not regard these statements as a representation or warranty by the Company or any other person that it will achieve its objectives and plans in any specified timeframe, or at all. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this news release. The Company disclaims any obligation to publicly update or release any revisions to these forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this news release or to reflect the occurrence of unanticipated events, except as required by law.

Neither the Canadian Securities Exchange nor the SEC has reviewed, approved or disapproved the content of this news release.

Contact Information

Corporate/Media/Investors:

Jason Ware, Chief Financial Officer

iAnthus Capital Holdings, Inc.

1-646-518-9418

investors@ianthuscapital.com